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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               February 20, 1997
                               ------------------

                                 AMRESCO, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


              0-8630                                      59-1781257
     (Commission File Number)              (I.R.S. Employer Identification No.)

      700 North Pearl Street
        Suite 2400, LB 342
          Dallas, Texas                                       75201-7424
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code (214) 953-7700

                                   No Change
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         Unaudited Consolidated Financial Statements of Quality Mortgage USA, Inc. as of September 30, 1995 and 1996 and for the nine months ended September 30, 1995 and 1996. For information regarding the acquisition of Quality Mortgage USA, Inc., refer to the Current Report on Form 8-K dated November 6, 1996, as amended by Form 8-K/A No. 1 dated October 25, 1996.


Item 7.  Exhibits.

Exhibit
-------
No.
---

10.1 Second Amended and Restated Loan Agreement dated as of February 7, 1997 by and among AMRESCO, INC. and certain of its subsidiaries and NationsBank of Texas, N.A. and certain other lenders designated therein.

10.2 Letter Agreement related to the Bridge Loan, dated February 7, 1997 by and among AMRESCO, INC.
               and certain of its subsidiaries and NationsBank of Texas, N.A.

10.3           Promissory Note related to the Letter Agreement
               (filed as Exhibit 10.2 hereto) dated
               February 7, 1997 by and among AMRESCO, INC.
               and certain of its subsidiaries and
               NationsBank of Texas, N.A.

12.1           Statement re Computation of Ratio of Earnings to Fixed
               Charges.

12.2 Statement re Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23.1           Consent of Coopers & Lybrand L.L.P.

99.1           Unaudited Consolidated Financial Statements of
               Quality Mortgage  USA, Inc. as of September
               30, 1995 and 1996 and for the nine months ended
               September 30, 1995 and 1996.



                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By: AMRESCO, INC.

                                    By:  /s/ Ronald B. Kirkland
                                        ---------------------------
                                    Name:  Ronald B. Kirkland
                                    Title: Vice President and
                                           Chief Accounting Officer


Dated:  February 20, 1997
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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
10.1           Second Amended and Restated Loan Agreement
               dated as of February 7, 1997 by and among
               AMRESCO, INC. and certain of its subsidiaries
               and Nations Bank of Texas, N.A. and certain
               other lenders designated therein.

10.2 Letter Agreement related to the Bridge Loan, dated February 7, 1997 by and among AMRESCO, INC.
               and certain of its subsidiaries and Nations Bank of Texas, N.A.

10.3           Promissory Note related to the Letter Agreement
               (filed as Exhibit 10.2 hereto) dated
               February 7, 1997 by and among AMRESCO, INC.
               and certain of its subsidiaries and
               NationsBank of Texas, N.A.

12.1           Statement re Computation of Ratio of Earnings to Fixed
               Charges.

12.2           Statement re Computation of Ratio of Earnings to Combined Fixed
               Charges and Preferred Stock Dividends.

23.1           Consent of Coopers & Lybrand L.L.P.

99.1           Unaudited Consolidated Financial Statements of
               Quality Mortgage  USA, Inc. as of September
               30, 1995 and 1996 and for the nine months ended
               September 30, 1995 and 1996.
